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                                                                    EXHIBIT 99.1

                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 1st day of April, 1996 (the "Commencement Date"), by and between CitFed Bancorp, Inc., a Delaware corporation having an office at One Citizens Federal Centre, Dayton, Ohio 45402 (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 9(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Company"), and GERALD E. MILLER, (the "Executive").

     WHEREAS, the Executive is currently serving as the Senior Vice President of the Company and the Company's wholly-owned subsidiary, Citizens Federal Bank, F.S.B. (the "Bank"); and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

     WHEREAS, the board believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

     WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1. CERTAIN DEFINITIONS.

     (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries [as herein defined], any person [as hereinabove defined] acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company



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representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the consolidated group of the Company for federal income tax reporting.

     (c) The term "Date of Termination" means (i) if the Executive's employment is terminated for Disability (as hereinafter defined), 30 days after Notice of Termination is given (provided that the Executive shall not have returned to the full time performance of his duties during such 30 day period), and (ii) if the Executive's employment is terminated for Cause (as hereinafter defined) or Good Reason (as hereinafter defined) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with


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reasonable diligence.  Notwithstanding the pendency of any such dispute, the
Company will continue to pay the Executive the Executive's full Company Salary (as hereinafter defined) in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans (as provided in Section 5 hereof) in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(c).

     (d) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination given in respect thereof:

     (i) a requirement that the Executive be based at any location not within 25 miles of Dayton, Ohio, or that he substantially increase his travel on Company or Bank business;
     (ii)  a material demotion of the Executive;
     (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;
     (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;
     (v) a material and extended increase in the required hours of work or the workload of the Executive;
     (vi) the failure of the Company to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 9(a) hereof; or
     (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8 hereof (and, if applicable, the requirements of Section 1(e) hereof), which purported termination shall not be effective for purposes of this Agreement.

     The Executive's right to terminate employment pursuant to this Section 1(d) shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.


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     (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive with either the Company or the Bank, as the case may be, because of the Executive's (i) intentional misconduct and/or gross negligence that has a material adverse affect on the Company or the Bank, monetarily or otherwise, or (ii) material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive his engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     2. TERM. The term of this Agreement shall be a period of one year commencing on the Commencement Date, subject to earlier termination as provided herein.

     3. EMPLOYMENT. The Executive is employed as the Senior Vice President of the Company and/or the Bank. As such, the Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board or the Board of Directors of the Bank may prescribe from time to time. The Executive shall also render services to any Consolidated Subsidiary as requested by the Company or the Bank from time to time consistent with his executive position. The Executive shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Executive may serve on corporate or charitable boards or committees and manage personal investments, so long as such activities do not interfere materially with the performance of his responsibilities hereunder.

     4. CASH COMPENSATION.

     (a) Salary. The Company agrees to pay the Executive during the term of this Agreement a base salary, the annualized amount of which shall be not less than the annualized aggregate amount of the Executive's base salary from the Company and any Consolidated Subsidiaries in effect at the Commencement Date or as subsequently increased (the "Company Salary"). While employed, any amounts of salary actually paid to the Executive by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Executive. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Executive's Company Salary may be increased (but shall not thereafter be decreased) from time to time in accordance with the amounts of salary approved by the Board or the board of directors of any of the Consolidated Subsidiaries after the Commencement Date.


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     (b) Bonuses.  The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company and/or the Bank in all performance-based and discretionary bonuses authorized by the Board for executive officers of the Company or by the Board of Directors of the Bank for executive officers of the Bank.

     (c) Expenses. During the term of his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank.

     5. BENEFITS.

     (a) Participation in Benefit Plans. The Executive shall be entitled to participate to the same extent as executive officers of the Company and/or the Bank generally, in all plans of the Company and/or the bank relating to pension, retirement, savings, group or other life insurance, hospitalization, medical and dental coverage, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Executive shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers generally are eligible or become eligible to participate. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

     (b) Fringe Benefits. The Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including, but not limited to, supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

     6. VACATIONS; LEAVE. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Board and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board may determine in its discretion. In the event that the Executive is employed hereunder during a calendar year for less than all of that year, he shall be entitled in that year to a number of paid vacation days which shall be prorated in accordance with the number of days on which he is so employed in that year.
The Executive shall be entitled to all paid holidays given by the Company to its executive officers.


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     7. TERMINATION OF EMPLOYMENT.

     (a) Death. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, (i) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Executive died, at the time such payments would have been due; and (ii) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive died and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his death; provided that such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (b) Disability. If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of his duties hereunder for 130 consecutive business days, and within 30 days after a written Notice of Termination is given, shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate the Executive's employment hereunder for "Disability." In the event the Executive is terminated for Disability, (i) the Company shall pay to the Executive the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement for a six month term from the time the Notice of Termination for Disability is given, at the time such payments would have been due, less the amount of disability insurance payments received during such period by the Executive on account of insurance maintained by the Company or any of its Consolidated Subsidiaries for the benefit of the Executive; and (ii) the Company shall pay to the Executive the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive was terminated due to Disability and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his termination due to Disability; provided, that, such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (c) Cause. In the event of Termination for Cause, the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given and the Company shall have no further obligation to the Executive under this Agreement.

     (d) Involuntary Termination. In the event that (i) the Company terminates the Executive's employment without the Executive's written consent other than pursuant to Section

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7(a), 7(b) or 7(c) hereof, or the Executive terminates his employment for Good
Reason, and (ii) the Executive offers to continue to provide services as contemplated by this Agreement and such offer is declined ("Involuntary Termination"), then, subject to Section 7(e) of this Agreement, the Company shall, during the lesser period of the Date of Termination through the remaining term of this Agreement or three years following the Date of Termination, as liquidated damages pay to the Executive monthly one-twelfth of the Company Salary at the annual rate in effect at the time the Notice of Termination is given and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Executive, based on the average amounts of such compensation earned by the Executive for the three full fiscal years preceding the Date of Termination.

     (e) Reduction of the Company's Obligations Under Section 7(d). In the event that the Executive becomes entitled to liquidated damages pursuant to
Section 7(d), the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Executive's income, if any, earned from providing services other than to the Company or the Consolidated Subsidiaries during the period of the lesser of the Date of Termination through the remaining term of this Agreement or two years following the Date of Termination.

     (f) Voluntary Termination. The Executive may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Executive voluntarily terminates his employment other than for Good Reason ("Voluntary Termination"), the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

     (g) Change in Control. In the event that the Company shall terminate the Executive's employment other than pursuant to Section 7(a), 7(b) or 7(c) hereof, or the Executive shall terminate his employment for Good Reason, within the 24 months following a Change in Control, in addition to any payments and benefits to which the Executive is entitled under Section 7(d) hereof, the Company shall (i) pay the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; plus (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which are contingent upon a Change in Control.


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     While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax. The Company shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Company, the Executive shall repay to the Company, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Company shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owned by the Executive with respect to such additional amount of excise and other tax. The Company shall have the right to challenge, on the Executive's behalf, any excise tax assessment against him as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Executive and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Company.

     8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Executive during the term of this Agreement, the Company and/or the Bank (as the case may be) shall deliver to the Executive a written notice of termination, stating whether such termination constitutes Termination for Disability, Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the


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notice is delivered, except in the case of Termination for Cause.  In the event that the Executive determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Executive desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

     9. NO ASSIGNMENTS.

     (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Company in the same amount and on the same terms that he would be entitled to hereunder if he terminated his employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 7(g) hereof. For purposes of implementing the provisions of this Section 9(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

     (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     10. DEFERRED PAYMENTS. If following a termination of the Executive, the aggregate payments to be made by the Company under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed $1,000,000 in any calendar year, any such amounts in excess of $1,000,000 shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed $1,000,000.


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     11. NOTICES.  For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


           If to the Executive:  Gerald E. Miller
                                 At the address last appearing on the
                                 personnel records of the Executive

           If to the Company:    CitFed Bancorp, Inc.
                                 One Citizens Federal Centre
                                 Dayton, OH  45402
                                 ATTENTION:  Corporate Secretary


or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

     12. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     13. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

     16. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Company, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of his rights under Section 1(c) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     17. REIMBURSEMENT OF EXPENSES. In the event any dispute shall arise between the Executive and the Company or the Bank as to the terms or interpretation of this Agreement, including this Section 17, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 17 or in defending against


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

any action taken by the Company or the Bank, the Company shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.



Attest:                         CITFED BANCORP, INC.

/s/  John H. Curp               /s/  Allen M. Hill
-----------------               ----------------------------------------
                                By:       ALLEN M. HILL
                                Its:      Director and Chairman of the
                                            Compensation Committee



                                EXECUTIVE

                                /s/  Gerald E. Miller
                                ----------------------------------------
                                GERALD E. MILLER, Individually

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


                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 1st day of April, 1996 (the "Commencement Date"), by and between CitFed Bancorp, Inc., a Delaware corporation having an office at One Citizens Federal Centre, Dayton, Ohio 45402 (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 9(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Company"), and HAZEL L. EICHELBERGER, (the "Executive").

     WHEREAS, the Executive is currently serving as the Senior Vice President of the Company and the Company's wholly-owned subsidiary, Citizens Federal Bank, F.S.B. (the "Bank"); and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

     WHEREAS, the board believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

     WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1. CERTAIN DEFINITIONS.

     (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries [as herein defined], any person [as hereinabove defined] acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the consolidated group of the Company for federal income tax reporting.

     (c) The term "Date of Termination" means (i) if the Executive's employment is terminated for Disability (as hereinafter defined), 30 days after Notice of Termination is given (provided that the Executive shall not have returned to the full time performance of his duties during such 30 day period), and (ii) if the Executive's employment is terminated for Cause (as hereinafter defined) or Good Reason (as hereinafter defined) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay the Executive the Executive's full Company Salary (as hereinafter defined) in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans (as provided in Section 5 hereof) in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(c).

     (d) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination given in respect thereof:

     (i) a requirement that the Executive be based at any location not within 25 miles of Dayton, Ohio, or that he substantially increase his travel on Company or Bank business;
     (ii)  a material demotion of the Executive;
     (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;
     (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;
     (v) a material and extended increase in the required hours of work or the workload of the Executive;
     (vi) the failure of the Company to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 9(a) hereof; or
     (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8 hereof (and, if applicable, the requirements of Section 1(e) hereof), which purported termination shall not be effective for purposes of this Agreement.

     The Executive's right to terminate employment pursuant to this Section 1(d) shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

   (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive with either the Company or the Bank, as the case may be, because of the Executive's (i) intentional misconduct and/or gross negligence that has a material adverse affect on the Company or the Bank, monetarily or otherwise, or (ii) material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive his engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     2. TERM. The term of this Agreement shall be a period of one year commencing on the Commencement Date, subject to earlier termination as provided herein.

     3. EMPLOYMENT. The Executive is employed as the Senior Vice President of the Company and/or the Bank. As such, the Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board or the Board of Directors of the Bank may prescribe from time to time. The Executive shall also render services to any Consolidated Subsidiary as requested by the Company or the Bank from time to time consistent with his executive position. The Executive shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Executive may serve on corporate or charitable boards or committees and manage personal investments, so long as such activities do not interfere materially with the performance of his responsibilities hereunder.

     4.  CASH COMPENSATION.

     (a) Salary. The Company agrees to pay the Executive during the term of this Agreement a base salary, the annualized amount of which shall be not less than the annualized aggregate amount of the Executive's base salary from the Company and any Consolidated Subsidiaries in effect at the Commencement Date or as subsequently increased (the "Company Salary"). While employed, any amounts of salary actually paid to the Executive by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Executive. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Executive's Company Salary may be increased (but shall not thereafter be decreased) from time to time in accordance with the amounts of salary approved by the Board or the board of directors of any of the Consolidated Subsidiaries after the Commencement Date.

     (b) Bonuses. The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company and/or the Bank in all performance-based and discretionary bonuses authorized by the Board for executive officers of the Company or by the Board of Directors of the Bank for executive officers of the Bank.

     (c) Expenses. During the term of his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank.

     5.  BENEFITS.

     (a) Participation in Benefit Plans. The Executive shall be entitled to participate to the same extent as executive officers of the Company and/or the Bank generally, in all plans of the Company and/or the bank relating to pension, retirement, savings, group or other life insurance, hospitalization, medical and dental coverage, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Executive shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers generally are eligible or become eligible to participate. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

     (b) Fringe Benefits. The Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including, but not limited to, supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

     6. VACATIONS; LEAVE. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Board and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board may determine in its discretion. In the event that the Executive is employed hereunder during a calendar year for less than all of that year, he shall be entitled in that year to a number of paid vacation days which shall be prorated in accordance with the number of days on which he is so employed in that year.
The Executive shall be entitled to all paid holidays given by the Company to its executive officers.

     7.  TERMINATION OF EMPLOYMENT.

     (a) Death. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, (i) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Executive died, at the time such payments would have been due; and (ii) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive died and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his death; provided that such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (b) Disability. If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of his duties hereunder for 130 consecutive business days, and within 30 days after a written Notice of Termination is given, shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate the Executive's employment hereunder for "Disability." In the event the Executive is terminated for Disability, (i) the Company shall pay to the Executive the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement for a one year term from the time the Notice of Termination for Disability is given, at the time such payments would have been due, less the amount of disability insurance payments received during such period by the Executive on account of insurance maintained by the Company or any of its Consolidated Subsidiaries for the benefit of the Executive; and (ii) the Company shall pay to the Executive the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive was terminated due to Disability and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his termination due to Disability; provided, that, such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (c) Cause. In the event of Termination for Cause, the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given and the Company shall have no further obligation to the Executive under this Agreement.

     (d) Involuntary Termination. In the event that (i) the Company terminates the Executive's employment without the Executive's written consent other than pursuant to Section

7(a), 7(b) or 7(c) hereof, or the Executive terminates his employment for Good Reason, and (ii) the Executive offers to continue to provide services as contemplated by this Agreement and such offer is declined ("Involuntary Termination"), then, subject to Section 7(e) of this Agreement, the Company shall, during the lesser period of the Date of Termination through the remaining term of this Agreement or three years following the Date of Termination, as liquidated damages pay to the Executive monthly one-twelfth of the Company Salary at the annual rate in effect at the time the Notice of Termination is given and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Executive, based on the average amounts of such compensation earned by the Executive for the three full fiscal years preceding the Date of Termination.

     (e) Reduction of the Company's Obligations Under Section 7(d). In the event that the Executive becomes entitled to liquidated damages pursuant to
Section 7(d), the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Executive's income, if any, earned from providing services other than to the Company or the Consolidated Subsidiaries during the period of the lesser of the Date of Termination through the remaining term of this Agreement or two years following the Date of Termination.

     (f) Voluntary Termination. The Executive may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Executive voluntarily terminates his employment other than for Good Reason ("Voluntary Termination"), the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

     (g) Change in Control. In the event that the Company shall terminate the Executive's employment other than pursuant to Section 7(a), 7(b) or 7(c) hereof, or the Executive shall terminate his employment for Good Reason, within the 24 months following a Change in Control, in addition to any payments and benefits to which the Executive is entitled under Section 7(d) hereof, the Company shall (i) pay the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; plus (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which are contingent upon a Change in Control.

     While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax. The Company shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Company, the Executive shall repay to the Company, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Company shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owned by the Executive with respect to such additional amount of excise and other tax. The Company shall have the right to challenge, on the Executive's behalf, any excise tax assessment against him as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Executive and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Company.

     8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Executive during the term of this Agreement, the Company and/or the Bank (as the case may be) shall deliver to the Executive a written notice of termination, stating whether such termination constitutes Termination for Disability, Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Executive determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Executive desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

     9.  NO ASSIGNMENTS.

     (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Company in the same amount and on the same terms that he would be entitled to hereunder if he terminated his employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 7(g) hereof. For purposes of implementing the provisions of this Section 9(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

     (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     10. DEFERRED PAYMENTS. If following a termination of the Executive, the aggregate payments to be made by the Company under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed $1,000,000 in any calendar year, any such amounts in excess of $1,000,000 shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed $1,000,000.

     11. NOTICES. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


     If to the Executive:  Hazel L. Eichelberger
                           At the address last appearing on the
                           personnel records of the Executive

     If to the Company:    CitFed Bancorp, Inc.
                           One Citizens Federal Centre
                           Dayton, OH  45402
                           ATTENTION:  Corporate Secretary

or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

     12. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     13. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

     16. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Company, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of his rights under Section 1(c) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     17. REIMBURSEMENT OF EXPENSES. In the event any dispute shall arise between the Executive and the Company or the Bank as to the terms or interpretation of this Agreement, including this Section 17, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 17 or in defending against any action taken by the Company or the Bank, the Company shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


Attest:                                    CITFED BANCORP, INC.

/s/  John H. Curp                          /s/  Allen M. Hill
----------------------                     -----------------------------
                                           By:  ALLEN M. HILL
                                           Its: Director and Chairman of the
                                                Compensation Committee


                                            EXECUTIVE

                                            /s/  Hazel L. Eichelberger
                                            -------------------------------
                                            HAZEL L. EICHELBERGER, Individually

                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 1st day of April, 1996 (the "Commencement Date"), by and between CitFed Bancorp, Inc., a Delaware corporation having an office at One Citizens Federal Centre, Dayton, Ohio 45402 (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 9(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Company"), and JOHN H. CURP, (the "Executive").

     WHEREAS, the Executive is currently serving as the Senior Vice President and Legal Counsel of the Company and the Company's wholly-owned subsidiary, Citizens Federal Bank, F.S.B. (the "Bank"); and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

     WHEREAS, the board believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

     WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1. CERTAIN DEFINITIONS.

     (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries [as herein defined], any person [as hereinabove defined] acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the consolidated group of the Company for federal income tax reporting.

     (c) The term "Date of Termination" means (i) if the Executive's employment is terminated for Disability (as hereinafter defined), 30 days after Notice of Termination is given (provided that the Executive shall not have returned to the full time performance of his duties during such 30 day period), and (ii) if the Executive's employment is terminated for Cause (as hereinafter defined) or Good Reason (as hereinafter defined) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay the Executive the Executive's full Company Salary (as hereinafter defined) in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans (as provided in Section 5 hereof) in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(c).

     (d) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination given in respect thereof:

     (i) a requirement that the Executive be based at any location not within 25 miles of Dayton, Ohio, or that he substantially increase his travel on Company or Bank business;
     (ii)  a material demotion of the Executive;
     (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;
     (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;
     (v) a material and extended increase in the required hours of work or the workload of the Executive;
     (vi) the failure of the Company to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 9(a) hereof; or
     (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8 hereof (and, if applicable, the requirements of Section 1(e) hereof), which purported termination shall not be effective for purposes of this Agreement.

     The Executive's right to terminate employment pursuant to this Section 1(d) shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

     (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive with either the Company or the Bank, as the case may be, because of the Executive's (i) intentional misconduct and/or gross negligence that has a material adverse affect on the Company or the Bank, monetarily or otherwise, or (ii) material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive his engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     2. TERM. The term of this Agreement shall be a period of two years commencing on the Commencement Date, subject to earlier termination as provided herein.

     3. EMPLOYMENT. The Executive is employed as the Senior Vice President and Legal Counsel of the Company and/or the Bank. As such, the Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board or the Board of Directors of the Bank may prescribe from time to time. The Executive shall also render services to any Consolidated Subsidiary as requested by the Company or the Bank from time to time consistent with his executive position. The Executive shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Executive may serve on corporate or charitable boards or committees and manage personal investments, so long as such activities do not interfere materially with the performance of his responsibilities hereunder.

     4. CASH COMPENSATION.

     (a) Salary. The Company agrees to pay the Executive during the term of this Agreement a base salary, the annualized amount of which shall be not less than the annualized aggregate amount of the Executive's base salary from the Company and any Consolidated Subsidiaries in effect at the Commencement Date or as subsequently increased (the "Company Salary"). While employed, any amounts of salary actually paid to the Executive by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Executive. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Executive's Company Salary may be increased (but shall not thereafter be decreased) from time to time in accordance with the amounts of salary approved by the Board or the board of directors of any of the Consolidated Subsidiaries after the Commencement Date.

     (b) Bonuses. The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company and/or the Bank in all performance-based and discretionary bonuses authorized by the Board for executive officers of the Company or by the Board of Directors of the Bank for executive officers of the Bank.

     (c) Expenses. During the term of his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank.

     5. BENEFITS.

     (a) Participation in Benefit Plans. The Executive shall be entitled to participate to the same extent as executive officers of the Company and/or the Bank generally, in all plans of the Company and/or the bank relating to pension, retirement, savings, group or other life insurance, hospitalization, medical and dental coverage, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Executive shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers generally are eligible or become eligible to participate. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

     (b) Fringe Benefits. The Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including, but not limited to, supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

     6. VACATIONS; LEAVE. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Board and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board may determine in its discretion. In the event that the Executive is employed hereunder during a calendar year for less than all of that year, he shall be entitled in that year to a number of paid vacation days which shall be prorated in accordance with the number of days on which he is so employed in that year.
The Executive shall be entitled to all paid holidays given by the Company to its executive officers.

     7. TERMINATION OF EMPLOYMENT.

     (a) Death. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, (i) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Executive died, at the time such payments would have been due; and (ii) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive died and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his death; provided that such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (b) Disability. If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of his duties hereunder for 130 consecutive business days, and within 30 days after a written Notice of Termination is given, shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate the Executive's employment hereunder for "Disability." In the event the Executive is terminated for Disability, (i) the Company shall pay to the Executive the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement for a one year term from the time the Notice of Termination for Disability is given, at the time such payments would have been due, less the amount of disability insurance payments received during such period by the Executive on account of insurance maintained by the Company or any of its Consolidated Subsidiaries for the benefit of the Executive; and (ii) the Company shall pay to the Executive the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive was terminated due to Disability and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his termination due to Disability; provided, that, such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (c) Cause. In the event of Termination for Cause, the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given and the Company shall have no further obligation to the Executive under this Agreement.

     (d) Involuntary Termination. In the event that (i) the Company terminates the Executive's employment without the Executive's written consent other than pursuant to Section

7(a), 7(b) or 7(c) hereof, or the Executive terminates his employment for Good Reason, and (ii) the Executive offers to continue to provide services as contemplated by this Agreement and such offer is declined ("Involuntary Termination"), then, subject to Section 7(e) of this Agreement, the Company shall, during the lesser period of the Date of Termination through the remaining term of this Agreement or three years following the Date of Termination, as liquidated damages pay to the Executive monthly one-twelfth of the Company Salary at the annual rate in effect at the time the Notice of Termination is given and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Executive, based on the average amounts of such compensation earned by the Executive for the three full fiscal years preceding the Date of Termination.

     (e) Reduction of the Company's Obligations Under Section 7(d). In the event that the Executive becomes entitled to liquidated damages pursuant to
Section 7(d), the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Executive's income, if any, earned from providing services other than to the Company or the Consolidated Subsidiaries during the period of the lesser of the Date of Termination through the remaining term of this Agreement or two years following the Date of Termination.

     (f) Voluntary Termination. The Executive may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Executive voluntarily terminates his employment other than for Good Reason ("Voluntary Termination"), the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

     (g) Change in Control. In the event that the Company shall terminate the Executive's employment other than pursuant to Section 7(a), 7(b) or 7(c) hereof, or the Executive shall terminate his employment for Good Reason, within the 24 months following a Change in Control, in addition to any payments and benefits to which the Executive is entitled under Section 7(d) hereof, the Company shall (i) pay the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; plus (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which are contingent upon a Change in Control.

     While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax. The Company shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Company, the Executive shall repay to the Company, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Company shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owned by the Executive with respect to such additional amount of excise and other tax. The Company shall have the right to challenge, on the Executive's behalf, any excise tax assessment against him as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Executive and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Company.

     8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Executive during the term of this Agreement, the Company and/or the Bank (as the case may be) shall deliver to the Executive a written notice of termination, stating whether such termination constitutes Termination for Disability, Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Executive determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Executive desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

     9. NO ASSIGNMENTS.

     (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Company in the same amount and on the same terms that he would be entitled to hereunder if he terminated his employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 7(g) hereof. For purposes of implementing the provisions of this Section 9(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

     (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     10. DEFERRED PAYMENTS. If following a termination of the Executive, the aggregate payments to be made by the Company under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed $1,000,000 in any calendar year, any such amounts in excess of $1,000,000 shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed $1,000,000.

     11. NOTICES. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


           If to the Executive:  John H. Curp
                                 At the address last appearing on the
                                 personnel records of the Executive

           If to the Company:    CitFed Bancorp, Inc.
                                 One Citizens Federal Centre
                                 Dayton, OH  45402
                                 ATTENTION:  Corporate Secretary


or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

     12. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     13. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

     16. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Company, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of his rights under Section 1(c) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     17. REIMBURSEMENT OF EXPENSES. In the event any dispute shall arise between the Executive and the Company or the Bank as to the terms or interpretation of this Agreement, including this Section 17, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 17 or in defending against any action taken by the Company or the Bank, the Company shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.



Attest:                            CITFED BANCORP, INC.

/s/  Hazel L. Eichelberger         /s/  Allen M. Hill
--------------------------         ----------------------------------------
                                   By:    ALLEN M. HILL
                                   Its:   Director and Chairman of the
                                           Compensation Committee



                                   EXECUTIVE

                                   /s/  John H. Curp
                                   ----------------------------------------
                                   JOHN H. CURP, Individually

                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 1st day of April, 1996 (the "Commencement Date"), by and between CitFed Bancorp, Inc., a Delaware corporation having an office at One Citizens Federal Centre, Dayton, Ohio 45402 (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 9(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Company"), and JERRY L. KIRBY, (the "Executive").

     WHEREAS, the Executive is currently serving as the President, Chief Executive Officer and Chairman of the Board of the Company and the Company's wholly-owned subsidiary, Citizens Federal Bank, F.S.B. (the "Bank"); and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

     WHEREAS, the board believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

     WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1. CERTAIN DEFINITIONS.

     (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries [as herein defined], any person [as hereinabove defined] acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner"
(as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or
(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the consolidated group of the Company for federal income tax reporting.

     (c) The term "Date of Termination" means (i) if the Executive's employment is terminated for Disability (as hereinafter defined), 30 days after Notice of Termination is given (provided that the Executive shall not have returned to the full time performance of his duties during such 30 day period), and (ii) if the Executive's employment is terminated for Cause (as hereinafter defined) or Good Reason (as hereinafter defined) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay the Executive the Executive's full Company Salary (as hereinafter defined) in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans (as provided in Section 5 hereof) in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(c).

     (d) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination given in respect thereof:

     (i) a requirement that the Executive be based at any location not within 25 miles of Dayton, Ohio, or that he substantially increase his travel on Company or Bank business;
     (ii)    a material demotion of the Executive;
     (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;
     (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;
     (v) a material and extended increase in the required hours of work or the workload of the Executive;
     (vi) the failure of the Company to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 9(a) hereof; or
     (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8 hereof (and, if applicable, the requirements of Section 1(e) hereof), which purported termination shall not be effective for purposes of this Agreement.

     The Executive's right to terminate employment pursuant to this Section 1(d) shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

     (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive with either the Company or the Bank, as the case may be, because of the Executive's (i) intentional misconduct and/or gross negligence that has a material adverse affect on the Company or the Bank, monetarily or otherwise, or (ii) material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive his engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     2. TERM. The term of this Agreement shall be a period of three years commencing on the Commencement Date, subject to earlier termination as provided herein.

     3. EMPLOYMENT. The Executive is employed as the Chairman of the Board, President and Chief Executive Officer of the Company and/or the Bank. As such, the Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board or the Board of Directors of the Bank may prescribe from time to time. The Executive shall also render services to any Consolidated Subsidiary as requested by the Company or the Bank from time to time consistent with his executive position. The Executive shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Executive may serve on corporate or charitable boards or committees and manage personal investments, so long as such activities do not interfere materially with the performance of his responsibilities hereunder.

     4. CASH COMPENSATION.

     (a) Salary. The Company agrees to pay the Executive during the term of this Agreement a base salary, the annualized amount of which shall be not less than the annualized aggregate amount of the Executive's base salary from the Company and any Consolidated Subsidiaries in effect at the Commencement Date or as subsequently increased (the "Company Salary"). While employed, any amounts of salary actually paid to the Executive by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Executive. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Executive's Company Salary may be increased (but shall not thereafter be decreased) from time to time in accordance with the amounts of salary approved by the Board or the board of directors of any of the Consolidated Subsidiaries after the Commencement Date.

     (b) Bonuses. The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company and/or the Bank in all performance-based and discretionary bonuses authorized by the Board for executive officers of the Company or by the Board of Directors of the Bank for executive officers of the Bank.

     (c) Expenses. During the term of his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank.

     5. BENEFITS.

     (a) Participation in Benefit Plans. The Executive shall be entitled to participate to the same extent as executive officers of the Company and/or the Bank generally, in all plans of the Company and/or the bank relating to pension, retirement, savings, group or other life insurance, hospitalization, medical and dental coverage, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Executive shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers generally are eligible or become eligible to participate. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

     (b) Fringe Benefits. The Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including, but not limited to, supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

     6. VACATIONS; LEAVE. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Board and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board may determine in its discretion. In the event that the Executive is employed hereunder during a calendar year for less than all of that year, he shall be entitled in that year to a number of paid vacation days which shall be prorated in accordance with the number of days on which he is so employed in that year.
The Executive shall be entitled to all paid holidays given by the Company to its executive officers.

     7. TERMINATION OF EMPLOYMENT.

     (a) Death. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, (i) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Executive died, at the time such payments would have been due; and (ii) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive died and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his death; provided that such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (b) Disability. If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of his duties hereunder for 130 consecutive business days, and within 30 days after a written Notice of Termination is given, shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate the Executive's employment hereunder for "Disability." In the event the Executive is terminated for Disability, (i) the Company shall pay to the Executive the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement for a one year term from the time the Notice of Termination for Disability is given, at the time such payments would have been due, less the amount of disability insurance payments received during such period by the Executive on account of insurance maintained by the Company or any of its Consolidated Subsidiaries for the benefit of the Executive; and (ii) the Company shall pay to the Executive the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive was terminated due to Disability and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his termination due to Disability; provided, that, such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (c) Cause. In the event of Termination for Cause, the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given and the Company shall have no further obligation to the Executive under this Agreement.

     (d) Involuntary Termination. In the event that (i) the Company terminates the Executive's employment without the Executive's written consent other than pursuant to Section

7(a), 7(b) or 7(c) hereof, or the Executive terminates his employment for Good Reason, and (ii) the Executive offers to continue to provide services as contemplated by this Agreement and such offer is declined ("Involuntary Termination"), then, subject to Section 7(e) of this Agreement, the Company shall, during the lesser period of the Date of Termination through the remaining term of this Agreement or three years following the Date of Termination, as liquidated damages pay to the Executive monthly one-twelfth of the Company Salary at the annual rate in effect at the time the Notice of Termination is given and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Executive, based on the average amounts of such compensation earned by the Executive for the three full fiscal years preceding the Date of Termination.

     (e) Reduction of the Company's Obligations Under Section 7(d). In the event that the Executive becomes entitled to liquidated damages pursuant to
Section 7(d), the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Executive's income, if any, earned from providing services other than to the Company or the Consolidated Subsidiaries during the period of the lesser of the Date of Termination through the remaining term of this Agreement or three years following the Date of Termination.

     (f) Voluntary Termination. The Executive may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Executive voluntarily terminates his employment other than for Good Reason ("Voluntary Termination"), the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

     (g) Change in Control. In the event that the Company shall terminate the Executive's employment other than pursuant to Section 7(a), 7(b) or 7(c) hereof, or the Executive shall terminate his employment for Good Reason, within the 24 months following a Change in Control, in addition to any payments and benefits to which the Executive is entitled under Section 7(d) hereof, the Company shall (i) pay the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; plus (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which are contingent upon a Change in Control.

     While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax. The Company shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Company, the Executive shall repay to the Company, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Company shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owned by the Executive with respect to such additional amount of excise and other tax. The Company shall have the right to challenge, on the Executive's behalf, any excise tax assessment against him as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Executive and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Company.

     8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Executive during the term of this Agreement, the Company and/or the Bank (as the case may be) shall deliver to the Executive a written notice of termination, stating whether such termination constitutes Termination for Disability, Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Executive determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Executive desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

     9. NO ASSIGNMENTS.

     (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Company in the same amount and on the same terms that he would be entitled to hereunder if he terminated his employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 7(g) hereof. For purposes of implementing the provisions of this Section 9(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

     (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     10. DEFERRED PAYMENTS. If following a termination of the Executive, the aggregate payments to be made by the Company under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed $1,000,000 in any calendar year, any such amounts in excess of $1,000,000 shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed $1,000,000.

     11. NOTICES. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


           If to the Executive:  Jerry L. Kirby
                                 At the address last appearing on the
                                 personnel records of the Executive

           If to the Company:    CitFed Bancorp, Inc.
                                 One Citizens Federal Centre
                                 Dayton, OH  45402
                                 ATTENTION:  Corporate Secretary


or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

     12. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     13. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

     16. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Company, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of his rights under Section 1(c) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     17. REIMBURSEMENT OF EXPENSES. In the event any dispute shall arise between the Executive and the Company or the Bank as to the terms or interpretation of this Agreement, including this Section 17, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 17 or in defending against any action taken by the Company or the Bank, the Company shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.



Attest:                      CITFED BANCORP, INC.

/s/  John H. Curp            /s/  Allen M. Hill
-----------------            ----------------------------------------
                             By:      ALLEN M. HILL
                             Its:     Director and Chairman of the
                                       Compensation Committee


                             EXECUTIVE

                             /s/  Jerry L. Kirby
                             ----------------------------------------
                             JERRY L. KIRBY, Individually

                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 1st day of April, 1996 (the "Commencement Date"), by and between CitFed Bancorp, Inc., a Delaware corporation having an office at One Citizens Federal Centre, Dayton, Ohio 45402 (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 9(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Company"), and MARY L. LARKINS, (the "Executive").

     WHEREAS, the Executive is currently serving as the Senior Vice President of the Company and the Company's wholly-owned subsidiary, Citizens Federal Bank, F.S.B. (the "Bank"); and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

     WHEREAS, the board believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

     WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1. CERTAIN DEFINITIONS.

     (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries [as herein defined], any person [as hereinabove defined] acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the consolidated group of the Company for federal income tax reporting.

     (c) The term "Date of Termination" means (i) if the Executive's employment is terminated for Disability (as hereinafter defined), 30 days after Notice of Termination is given (provided that the Executive shall not have returned to the full time performance of his duties during such 30 day period), and (ii) if the Executive's employment is terminated for Cause (as hereinafter defined) or Good Reason (as hereinafter defined) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay the Executive the Executive's full Company Salary (as hereinafter defined) in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans (as provided in Section 5 hereof) in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(c).

     (d) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination given in respect thereof:

     (i) a requirement that the Executive be based at any location not within 25 miles of Dayton, Ohio, or that he substantially increase his travel on Company or Bank business;
     (ii)  a material demotion of the Executive;
     (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;
     (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;
     (v) a material and extended increase in the required hours of work or the workload of the Executive;
     (vi) the failure of the Company to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 9(a) hereof; or
     (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8 hereof (and, if applicable, the requirements of Section 1(e) hereof), which purported termination shall not be effective for purposes of this Agreement.

     The Executive's right to terminate employment pursuant to this Section 1(d) shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

     (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive with either the Company or the Bank, as the case may be, because of the Executive's (i) intentional misconduct and/or gross negligence that has a material adverse affect on the Company or the Bank, monetarily or otherwise, or (ii) material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive his engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     2. TERM. The term of this Agreement shall be a period of two years commencing on the Commencement Date, subject to earlier termination as provided herein.

     3. EMPLOYMENT. The Executive is employed as the Senior Vice President of the Company and/or the Bank. As such, the Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board or the Board of Directors of the Bank may prescribe from time to time. The Executive shall also render services to any Consolidated Subsidiary as requested by the Company or the Bank from time to time consistent with his executive position. The Executive shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Executive may serve on corporate or charitable boards or committees and manage personal investments, so long as such activities do not interfere materially with the performance of his responsibilities hereunder.

     4. CASH COMPENSATION.

     (a) Salary. The Company agrees to pay the Executive during the term of this Agreement a base salary, the annualized amount of which shall be not less than the annualized aggregate amount of the Executive's base salary from the Company and any Consolidated Subsidiaries in effect at the Commencement Date or as subsequently increased (the "Company Salary"). While employed, any amounts of salary actually paid to the Executive by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Executive. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Executive's Company Salary may be increased (but shall not thereafter be decreased) from time to time in accordance with the amounts of salary approved by the Board or the board of directors of any of the Consolidated Subsidiaries after the Commencement Date.

     (b) Bonuses. The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company and/or the Bank in all performance-based and discretionary bonuses authorized by the Board for executive officers of the Company or by the Board of Directors of the Bank for executive officers of the Bank.

     (c) Expenses. During the term of his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank.

     5. BENEFITS.

     (a) Participation in Benefit Plans. The Executive shall be entitled to participate to the same extent as executive officers of the Company and/or the Bank generally, in all plans of the Company and/or the bank relating to pension, retirement, savings, group or other life insurance, hospitalization, medical and dental coverage, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Executive shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers generally are eligible or become eligible to participate. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

     (b) Fringe Benefits. The Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including, but not limited to, supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

     6. VACATIONS; LEAVE. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Board and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board may determine in its discretion. In the event that the Executive is employed hereunder during a calendar year for less than all of that year, he shall be entitled in that year to a number of paid vacation days which shall be prorated in accordance with the number of days on which he is so employed in that year.
The Executive shall be entitled to all paid holidays given by the Company to its executive officers.

     7. TERMINATION OF EMPLOYMENT.

     (a) Death. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, (i) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Executive died, at the time such payments would have been due; and (ii) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive died and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his death; provided that such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (b) Disability. If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of his duties hereunder for 130 consecutive business days, and within 30 days after a written Notice of Termination is given, shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate the Executive's employment hereunder for "Disability." In the event the Executive is terminated for Disability, (i) the Company shall pay to the Executive the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement for a one year term from the time the Notice of Termination for Disability is given, at the time such payments would have been due, less the amount of disability insurance payments received during such period by the Executive on account of insurance maintained by the Company or any of its Consolidated Subsidiaries for the benefit of the Executive; and (ii) the Company shall pay to the Executive the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive was terminated due to Disability and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his termination due to Disability; provided, that, such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (c) Cause. In the event of Termination for Cause, the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given and the Company shall have no further obligation to the Executive under this Agreement.

     (d) Involuntary Termination. In the event that (i) the Company terminates the Executive's employment without the Executive's written consent other than pursuant to Section

7(a), 7(b) or 7(c) hereof, or the Executive terminates his employment for Good Reason, and (ii) the Executive offers to continue to provide services as contemplated by this Agreement and such offer is declined ("Involuntary Termination"), then, subject to Section 7(e) of this Agreement, the Company shall, during the lesser period of the Date of Termination through the remaining term of this Agreement or three years following the Date of Termination, as liquidated damages pay to the Executive monthly one-twelfth of the Company Salary at the annual rate in effect at the time the Notice of Termination is given and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Executive, based on the average amounts of such compensation earned by the Executive for the three full fiscal years preceding the Date of Termination.

     (e) Reduction of the Company's Obligations Under Section 7(d). In the event that the Executive becomes entitled to liquidated damages pursuant to
Section 7(d), the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Executive's income, if any, earned from providing services other than to the Company or the Consolidated Subsidiaries during the period of the lesser of the Date of Termination through the remaining term of this Agreement or two years following the Date of Termination.

     (f) Voluntary Termination. The Executive may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Executive voluntarily terminates his employment other than for Good Reason ("Voluntary Termination"), the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

     (g) Change in Control. In the event that the Company shall terminate the Executive's employment other than pursuant to Section 7(a), 7(b) or 7(c) hereof, or the Executive shall terminate his employment for Good Reason, within the 24 months following a Change in Control, in addition to any payments and benefits to which the Executive is entitled under Section 7(d) hereof, the Company shall (i) pay the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; plus (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which are contingent upon a Change in Control.

     While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax. The Company shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Company, the Executive shall repay to the Company, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Company shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owned by the Executive with respect to such additional amount of excise and other tax. The Company shall have the right to challenge, on the Executive's behalf, any excise tax assessment against him as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Executive and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Company.

     8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Executive during the term of this Agreement, the Company and/or the Bank (as the case may be) shall deliver to the Executive a written notice of termination, stating whether such termination constitutes Termination for Disability, Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Executive determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Executive desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

     9. NO ASSIGNMENTS.

     (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Company in the same amount and on the same terms that he would be entitled to hereunder if he terminated his employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 7(g) hereof. For purposes of implementing the provisions of this Section 9(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

     (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     10. DEFERRED PAYMENTS. If following a termination of the Executive, the aggregate payments to be made by the Company under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed $1,000,000 in any calendar year, any such amounts in excess of $1,000,000 shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed $1,000,000.

     11. NOTICES. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


           If to the Executive:  Mary L. Larkins
                                 At the address last appearing on the
                                 personnel records of the Executive

           If to the Company:    CitFed Bancorp, Inc.
                                 One Citizens Federal Centre
                                 Dayton, OH  45402
                                 ATTENTION:  Corporate Secretary


or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

     12. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     13. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

     16. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Company, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of his rights under Section 1(c) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     17. REIMBURSEMENT OF EXPENSES. In the event any dispute shall arise between the Executive and the Company or the Bank as to the terms or interpretation of this Agreement, including this Section 17, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 17 or in defending against any action taken by the Company or the Bank, the Company shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.



Attest:                         CITFED BANCORP, INC.

/s/  John H. Curp               /s/  Allen M. Hill
-----------------               ----------------------------------------
                                By:      ALLEN M. HILL
                                Its:     Director and Chairman of the
                                           Compensation Committee



                                EXECUTIVE

                                /s/  Mary L. Larkins
                                ----------------------------------------
                                MARY L. LARKINS, Individually

                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 1st day of April, 1996 (the "Commencement Date"), by and between CitFed Bancorp, Inc., a Delaware corporation having an office at One Citizens Federal Centre, Dayton, Ohio 45402 (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 9(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Company"), and NANCY A. HUSSONG, (the "Executive").

     WHEREAS, the Executive is currently serving as the Senior Vice President of the Company and the Company's wholly-owned subsidiary, Citizens Federal Bank, F.S.B. (the "Bank"); and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

     WHEREAS, the board believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

     WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1. CERTAIN DEFINITIONS.

     (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries [as herein defined], any person [as hereinabove defined] acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the consolidated group of the Company for federal income tax reporting.

     (c) The term "Date of Termination" means (i) if the Executive's employment is terminated for Disability (as hereinafter defined), 30 days after Notice of Termination is given (provided that the Executive shall not have returned to the full time performance of his duties during such 30 day period), and (ii) if the Executive's employment is terminated for Cause (as hereinafter defined) or Good Reason (as hereinafter defined) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay the Executive the Executive's full Company Salary (as hereinafter defined) in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans (as provided in Section 5 hereof) in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(c).

     (d) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination given in respect thereof:

     (i) a requirement that the Executive be based at any location not within 25 miles of Dayton, Ohio, or that he substantially increase his travel on Company or Bank business;
     (ii)  a material demotion of the Executive;
     (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;
     (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;
     (v) a material and extended increase in the required hours of work or the workload of the Executive;
     (vi) the failure of the Company to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 9(a) hereof; or
     (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8 hereof (and, if applicable, the requirements of Section 1(e) hereof), which purported termination shall not be effective for purposes of this Agreement.

     The Executive's right to terminate employment pursuant to this Section 1(d) shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

     (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive with either the Company or the Bank, as the case may be, because of the Executive's (i) intentional misconduct and/or gross negligence that has a material adverse affect on the Company or the Bank, monetarily or otherwise, or (ii) material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive his engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     2. TERM. The term of this Agreement shall be a period of one year commencing on the Commencement Date, subject to earlier termination as provided herein.

     3. EMPLOYMENT. The Executive is employed as the Senior Vice President of the Company and/or the Bank. As such, the Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board or the Board of Directors of the Bank may prescribe from time to time. The Executive shall also render services to any Consolidated Subsidiary as requested by the Company or the Bank from time to time consistent with his executive position. The Executive shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Executive may serve on corporate or charitable boards or committees and manage personal investments, so long as such activities do not interfere materially with the performance of his responsibilities hereunder.

     4. CASH COMPENSATION.

     (a) Salary. The Company agrees to pay the Executive during the term of this Agreement a base salary, the annualized amount of which shall be not less than the annualized aggregate amount of the Executive's base salary from the Company and any Consolidated Subsidiaries in effect at the Commencement Date or as subsequently increased (the "Company Salary"). While employed, any amounts of salary actually paid to the Executive by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Executive. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Executive's Company Salary may be increased (but shall not thereafter be decreased) from time to time in accordance with the amounts of salary approved by the Board or the board of directors of any of the Consolidated Subsidiaries after the Commencement Date.

     (b) Bonuses. The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company and/or the Bank in all performance-based and discretionary bonuses authorized by the Board for executive officers of the Company or by the Board of Directors of the Bank for executive officers of the Bank.

     (c) Expenses. During the term of his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank.

     5. BENEFITS.

     (a) Participation in Benefit Plans. The Executive shall be entitled to participate to the same extent as executive officers of the Company and/or the Bank generally, in all plans of the Company and/or the bank relating to pension, retirement, savings, group or other life insurance, hospitalization, medical and dental coverage, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Executive shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers generally are eligible or become eligible to participate. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

     (b) Fringe Benefits. The Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including, but not limited to, supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

     6. VACATIONS; LEAVE. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Board and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board may determine in its discretion. In the event that the Executive is employed hereunder during a calendar year for less than all of that year, he shall be entitled in that year to a number of paid vacation days which shall be prorated in accordance with the number of days on which he is so employed in that year.
The Executive shall be entitled to all paid holidays given by the Company to its executive officers.

     7. TERMINATION OF EMPLOYMENT.

     (a) Death. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, (i) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Executive died, at the time such payments would have been due; and (ii) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive died and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his death; provided that such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (b) Disability. If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of his duties hereunder for 130 consecutive business days, and within 30 days after a written Notice of Termination is given, shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate the Executive's employment hereunder for "Disability." In the event the Executive is terminated for Disability, (i) the Company shall pay to the Executive the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement for a six month term from the time the Notice of Termination for Disability is given, at the time such payments would have been due, less the amount of disability insurance payments received during such period by the Executive on account of insurance maintained by the Company or any of its Consolidated Subsidiaries for the benefit of the Executive; and (ii) the Company shall pay to the Executive the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive was terminated due to Disability and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his termination due to Disability; provided, that, such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (c) Cause. In the event of Termination for Cause, the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given and the Company shall have no further obligation to the Executive under this Agreement.

     (d) Involuntary Termination. In the event that (i) the Company terminates the Executive's employment without the Executive's written consent other than pursuant to Section

7(a), 7(b) or 7(c) hereof, or the Executive terminates his employment for Good Reason, and (ii) the Executive offers to continue to provide services as contemplated by this Agreement and such offer is declined ("Involuntary Termination"), then, subject to Section 7(e) of this Agreement, the Company shall, during the lesser period of the Date of Termination through the remaining term of this Agreement or three years following the Date of Termination, as liquidated damages pay to the Executive monthly one-twelfth of the Company Salary at the annual rate in effect at the time the Notice of Termination is given and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Executive, based on the average amounts of such compensation earned by the Executive for the three full fiscal years preceding the Date of Termination.

     (e) Reduction of the Company's Obligations Under Section 7(d). In the event that the Executive becomes entitled to liquidated damages pursuant to
Section 7(d), the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Executive's income, if any, earned from providing services other than to the Company or the Consolidated Subsidiaries during the period of the lesser of the Date of Termination through the remaining term of this Agreement or two years following the Date of Termination.

     (f) Voluntary Termination. The Executive may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Executive voluntarily terminates his employment other than for Good Reason ("Voluntary Termination"), the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

     (g) Change in Control. In the event that the Company shall terminate the Executive's employment other than pursuant to Section 7(a), 7(b) or 7(c) hereof, or the Executive shall terminate his employment for Good Reason, within the 24 months following a Change in Control, in addition to any payments and benefits to which the Executive is entitled under Section 7(d) hereof, the Company shall (i) pay the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; plus (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which are contingent upon a Change in Control.

     While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax. The Company shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Company, the Executive shall repay to the Company, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Company shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owned by the Executive with respect to such additional amount of excise and other tax. The Company shall have the right to challenge, on the Executive's behalf, any excise tax assessment against him as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Executive and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Company.

     8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Executive during the term of this Agreement, the Company and/or the Bank (as the case may be) shall deliver to the Executive a written notice of termination, stating whether such termination constitutes Termination for Disability, Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Executive determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Executive desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

     9. NO ASSIGNMENTS.

     (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Company in the same amount and on the same terms that he would be entitled to hereunder if he terminated his employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 7(g) hereof. For purposes of implementing the provisions of this Section 9(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

     (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     10. DEFERRED PAYMENTS. If following a termination of the Executive, the aggregate payments to be made by the Company under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed $1,000,000 in any calendar year, any such amounts in excess of $1,000,000 shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed $1,000,000.


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


     11. NOTICES. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


           If to the Executive:  Nancy A. Hussong
                                 At the address last appearing on the
                                 personnel records of the Executive

           If to the Company:    CitFed Bancorp, Inc.
                                 One Citizens Federal Centre
                                 Dayton, OH  45402
                                 ATTENTION:  Corporate Secretary


or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

     12. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     13. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

     16. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Company, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of his rights under Section 1(c) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     17. REIMBURSEMENT OF EXPENSES. In the event any dispute shall arise between the Executive and the Company or the Bank as to the terms or interpretation of this Agreement, including this Section 17, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 17 or in defending against any action taken by the Company or the Bank, the Company shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.



Attest:                         CITFED BANCORP, INC.

/s/  John H. Curp               /s/  Allen M. Hill
-----------------               ----------------------------------------
                                By:         ALLEN M. HILL
                                Its:        Director and Chairman of the
                                             Compensation Committee



                                EXECUTIVE

                                /s/  Nancy A. Hussong
                               ------------------------------
                               NANCY A. HUSSONG, Individually

                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 1st day of April, 1996 (the "Commencement Date"), by and between CitFed Bancorp, Inc., a Delaware corporation having an office at One Citizens Federal Centre, Dayton, Ohio 45402 (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 9(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Company"), and RICHARD C. BERG, (the "Executive").

     WHEREAS, the Executive is currently serving as the Senior Vice President of the Company and of the mortgage banking subsidiary of the Company's wholly-owned subsidiary, Citizens Federal Bank, F.S.B. (the "Bank"); and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

     WHEREAS, the board believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

     WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1. CERTAIN DEFINITIONS.

     (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries [as herein defined], any person [as hereinabove defined] acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company


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



representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the consolidated group of the Company for federal income tax reporting.

     (c) The term "Date of Termination" means (i) if the Executive's employment is terminated for Disability (as hereinafter defined), 30 days after Notice of Termination is given (provided that the Executive shall not have returned to the full time performance of his duties during such 30 day period), and (ii) if the Executive's employment is terminated for Cause (as hereinafter defined) or Good Reason (as hereinafter defined) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with


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

reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay the Executive the Executive's full Company Salary (as hereinafter defined) in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans (as provided in Section 5 hereof) in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(c).

     (d) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination given in respect thereof:

     (i) a requirement that the Executive be based at any location not within 25 miles of Dayton, Ohio, or that he substantially increase his travel on Company or Bank business;
     (ii)  a material demotion of the Executive;
     (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;
     (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;
     (v) a material and extended increase in the required hours of work or the workload of the Executive;
     (vi) the failure of the Company to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 9(a) hereof; or
     (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8 hereof (and, if applicable, the requirements of Section 1(e) hereof), which purported termination shall not be effective for purposes of this Agreement.

     The Executive's right to terminate employment pursuant to this Section 1(d) shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.


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


     (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive with either the Company or the Bank, as the case may be, because of the Executive's (i) intentional misconduct and/or gross negligence that has a material adverse affect on the Company or the Bank, monetarily or otherwise, or (ii) material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive his engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     2. TERM. The term of this Agreement shall be a period of one year commencing on the Commencement Date, subject to earlier termination as provided herein.

     3. EMPLOYMENT. The Executive is employed as the Senior Vice President of CitFed Mortgage Corporation of America, a consolidated subsidiary. As such, the Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board or the Board of Directors of the Bank may prescribe from time to time. The Executive shall also render services to any Consolidated Subsidiary as requested by the Company or the Bank from time to time consistent with his executive position. The Executive shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Executive may serve on corporate or charitable boards or committees and manage personal investments, so long as such activities do not interfere materially with the performance of his responsibilities hereunder.

     4. CASH COMPENSATION.

     (a) Salary. The Company agrees to pay the Executive during the term of this Agreement a base salary, the annualized amount of which shall be not less than the annualized aggregate amount of the Executive's base salary from the Company and any Consolidated Subsidiaries in effect at the Commencement Date or as subsequently increased (the "Company Salary"). While employed, any amounts of salary actually paid to the Executive by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Executive. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Executive's Company Salary may be increased (but shall not thereafter be decreased) from time to time in accordance with the amounts of salary approved by the Board or the board of directors of any of the Consolidated Subsidiaries after the Commencement Date.



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


     (b) Bonuses. The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company and/or the Bank in all performance-based and discretionary bonuses authorized by the Board for executive officers of the Company or by the Board of Directors of the Bank for executive officers of the Bank.

     (c) Expenses. During the term of his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank.

     5. BENEFITS.

     (a) Participation in Benefit Plans. The Executive shall be entitled to participate to the same extent as executive officers of the Company and/or the Bank generally, in all plans of the Company and/or the bank relating to pension, retirement, savings, group or other life insurance, hospitalization, medical and dental coverage, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Executive shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers generally are eligible or become eligible to participate. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

     (b) Fringe Benefits. The Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including, but not limited to, supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

     6. VACATIONS; LEAVE. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Board and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board may determine in its discretion. In the event that the Executive is employed hereunder during a calendar year for less than all of that year, he shall be entitled in that year to a number of paid vacation days which shall be prorated in accordance with the number of days on which he is so employed in that year.
The Executive shall be entitled to all paid holidays given by the Company to its executive officers.



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


     7. TERMINATION OF EMPLOYMENT.

     (a) Death. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, (i) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Executive died, at the time such payments would have been due; and (ii) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive died and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his death; provided that such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (b) Disability. If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of his duties hereunder for 130 consecutive business days, and within 30 days after a written Notice of Termination is given, shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate the Executive's employment hereunder for "Disability." In the event the Executive is terminated for Disability, (i) the Company shall pay to the Executive the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement for a six month term from the time the Notice of Termination for Disability is given, at the time such payments would have been due, less the amount of disability insurance payments received during such period by the Executive on account of insurance maintained by the Company or any of its Consolidated Subsidiaries for the benefit of the Executive; and (ii) the Company shall pay to the Executive the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive was terminated due to Disability and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his termination due to Disability; provided, that, such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (c) Cause. In the event of Termination for Cause, the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given and the Company shall have no further obligation to the Executive under this Agreement.

     (d) Involuntary Termination. In the event that (i) the Company terminates the Executive's employment without the Executive's written consent other than pursuant to Section

7(a), 7(b) or 7(c) hereof, or the Executive terminates his employment for Good Reason, and (ii) the Executive offers to continue to provide services as contemplated by this Agreement and such offer is declined ("Involuntary Termination"), then, subject to Section 7(e) of this Agreement, the Company shall, during the lesser period of the Date of Termination through the remaining term of this Agreement or three years following the Date of Termination, as liquidated damages pay to the Executive monthly one-twelfth of the Company Salary at the annual rate in effect at the time the Notice of Termination is given and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Executive, based on the average amounts of such compensation earned by the Executive for the three full fiscal years preceding the Date of Termination.

     (e) Reduction of the Company's Obligations Under Section 7(d). In the event that the Executive becomes entitled to liquidated damages pursuant to
Section 7(d), the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Executive's income, if any, earned from providing services other than to the Company or the Consolidated Subsidiaries during the period of the lesser of the Date of Termination through the remaining term of this Agreement or two years following the Date of Termination.

     (f) Voluntary Termination. The Executive may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Executive voluntarily terminates his employment other than for Good Reason ("Voluntary Termination"), the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

     (g) Change in Control. In the event that the Company shall terminate the Executive's employment other than pursuant to Section 7(a), 7(b) or 7(c) hereof, or the Executive shall terminate his employment for Good Reason, within the 24 months following a Change in Control, in addition to any payments and benefits to which the Executive is entitled under Section 7(d) hereof, the Company shall (i) pay the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; plus (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which are contingent upon a Change in Control.

     While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax. The Company shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Company, the Executive shall repay to the Company, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Company shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owned by the Executive with respect to such additional amount of excise and other tax. The Company shall have the right to challenge, on the Executive's behalf, any excise tax assessment against him as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Executive and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Company.

     8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Executive during the term of this Agreement, the Company and/or the Bank (as the case may be) shall deliver to the Executive a written notice of termination, stating whether such termination constitutes Termination for Disability, Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the

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



notice is delivered, except in the case of Termination for Cause. In the event that the Executive determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Executive desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

     9. NO ASSIGNMENTS.

     (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Company in the same amount and on the same terms that he would be entitled to hereunder if he terminated his employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 7(g) hereof. For purposes of implementing the provisions of this Section 9(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

     (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     10. DEFERRED PAYMENTS. If following a termination of the Executive, the aggregate payments to be made by the Company under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed $1,000,000 in any calendar year, any such amounts in excess of $1,000,000 shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed $1,000,000.


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


     11. NOTICES. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


           If to the Executive:  Richard C. Berg
                                 At the address last appearing on the
                                 personnel records of the Executive

           If to the Company:    CitFed Bancorp, Inc.
                                 One Citizens Federal Centre
                                 Dayton, OH  45402
                                 ATTENTION:  Corporate Secretary


or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

     12. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     13. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

     16. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Company, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of his rights under Section 1(c) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     17. REIMBURSEMENT OF EXPENSES. In the event any dispute shall arise between the Executive and the Company or the Bank as to the terms or interpretation of this Agreement, including this Section 17, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 17 or in defending against

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

any action taken by the Company or the Bank, the Company shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.



Attest:                         CITFED BANCORP, INC.

/s/  John H. Curp               /s/  Allen M. Hill
---------------------------     ----------------------------------------
                                By:      ALLEN M. HILL
                                Its:     Director and Chairman of the
                                          Compensation Committee

                                EXECUTIVE

                                /s/  Richard C. Berg
                                ------------------------------------------
                                RICHARD C. BERG, Individually

                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 1st day of April, 1996 (the "Commencement Date"), by and between CitFed Bancorp, Inc., a Delaware corporation having an office at One Citizens Federal Centre, Dayton, Ohio 45402 (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 9(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Company"), and SEBASTIAN J. MELLUZZO, (the "Executive").

     WHEREAS, the Executive is currently serving as the Senior Vice President of the Company and the Company's wholly-owned subsidiary, Citizens Federal Bank, F.S.B. (the "Bank"); and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

     WHEREAS, the board believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

     WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1. CERTAIN DEFINITIONS.

     (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries [as herein defined], any person [as hereinabove defined] acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company

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



representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or
(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the consolidated group of the Company for federal income tax reporting.

     (c) The term "Date of Termination" means (i) if the Executive's employment is terminated for Disability (as hereinafter defined), 30 days after Notice of Termination is given (provided that the Executive shall not have returned to the full time performance of his duties during such 30 day period), and (ii) if the Executive's employment is terminated for Cause (as hereinafter defined) or Good Reason (as hereinafter defined) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with

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

reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay the Executive the Executive's full Company Salary (as hereinafter defined) in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans (as provided in Section 5 hereof) in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(c).

     (d) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination given in respect thereof:

     (i) a requirement that the Executive be based at any location not within 25 miles of Dayton, Ohio, or that he substantially increase his travel on Company or Bank business;
     (ii)  a material demotion of the Executive;
     (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;
     (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;
     (v) a material and extended increase in the required hours of work or the workload of the Executive;
     (vi) the failure of the Company to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 9(a) hereof; or
     (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8 hereof (and, if applicable, the requirements of Section 1(e) hereof), which purported termination shall not be effective for purposes of this Agreement.

     The Executive's right to terminate employment pursuant to this Section 1(d) shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

     (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive with either the Company or the Bank, as the case may be, because of the Executive's (i) intentional misconduct and/or gross negligence that has a material adverse affect on the Company or the Bank, monetarily or otherwise, or (ii) material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive his engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     2. TERM. The term of this Agreement shall be a period of one year commencing on the Commencement Date, subject to earlier termination as provided herein.

     3. EMPLOYMENT. The Executive is employed as the Senior Vice President of the Company and/or the Bank. As such, the Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board or the Board of Directors of the Bank may prescribe from time to time. The Executive shall also render services to any Consolidated Subsidiary as requested by the Company or the Bank from time to time consistent with his executive position. The Executive shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Executive may serve on corporate or charitable boards or committees and manage personal investments, so long as such activities do not interfere materially with the performance of his responsibilities hereunder.

     4. CASH COMPENSATION.

     (a) Salary. The Company agrees to pay the Executive during the term of this Agreement a base salary, the annualized amount of which shall be not less than the annualized aggregate amount of the Executive's base salary from the Company and any Consolidated Subsidiaries in effect at the Commencement Date or as subsequently increased (the "Company Salary"). While employed, any amounts of salary actually paid to the Executive by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Executive. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Executive's Company Salary may be increased (but shall not thereafter be decreased) from time to time in accordance with the amounts of salary approved by the Board or the board of directors of any of the Consolidated Subsidiaries after the Commencement Date.

     (b) Bonuses. The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company and/or the Bank in all performance-based and discretionary bonuses authorized by the Board for executive officers of the Company or by the Board of Directors of the Bank for executive officers of the Bank.

     (c) Expenses. During the term of his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank.

     5. BENEFITS.

     (a) Participation in Benefit Plans. The Executive shall be entitled to participate to the same extent as executive officers of the Company and/or the Bank generally, in all plans of the Company and/or the bank relating to pension, retirement, savings, group or other life insurance, hospitalization, medical and dental coverage, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Executive shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers generally are eligible or become eligible to participate. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

     (b) Fringe Benefits. The Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including, but not limited to, supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

     6. VACATIONS; LEAVE. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Board and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board may determine in its discretion. In the event that the Executive is employed hereunder during a calendar year for less than all of that year, he shall be entitled in that year to a number of paid vacation days which shall be prorated in accordance with the number of days on which he is so employed in that year.
The Executive shall be entitled to all paid holidays given by the Company to its executive officers.

     7. TERMINATION OF EMPLOYMENT.

     (a) Death. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, (i) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Executive died, at the time such payments would have been due; and (ii) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive died and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his death; provided that such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (b) Disability. If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of his duties hereunder for 130 consecutive business days, and within 30 days after a written Notice of Termination is given, shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate the Executive's employment hereunder for "Disability." In the event the Executive is terminated for Disability, (i) the Company shall pay to the Executive the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement for a six month term from the time the Notice of Termination for Disability is given, at the time such payments would have been due, less the amount of disability insurance payments received during such period by the Executive on account of insurance maintained by the Company or any of its Consolidated Subsidiaries for the benefit of the Executive; and (ii) the Company shall pay to the Executive the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive was terminated due to Disability and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his termination due to Disability; provided, that, such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (c) Cause. In the event of Termination for Cause, the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given and the Company shall have no further obligation to the Executive under this Agreement.

     (d) Involuntary Termination. In the event that (i) the Company terminates the Executive's employment without the Executive's written consent other than pursuant to Section

7(a), 7(b) or 7(c) hereof, or the Executive terminates his employment for Good Reason, and (ii) the Executive offers to continue to provide services as contemplated by this Agreement and such offer is declined ("Involuntary Termination"), then, subject to Section 7(e) of this Agreement, the Company shall, during the lesser period of the Date of Termination through the remaining term of this Agreement or three years following the Date of Termination, as liquidated damages pay to the Executive monthly one-twelfth of the Company Salary at the annual rate in effect at the time the Notice of Termination is given and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Executive, based on the average amounts of such compensation earned by the Executive for the three full fiscal years preceding the Date of Termination.

     (e) Reduction of the Company's Obligations Under Section 7(d). In the event that the Executive becomes entitled to liquidated damages pursuant to
Section 7(d), the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Executive's income, if any, earned from providing services other than to the Company or the Consolidated Subsidiaries during the period of the lesser of the Date of Termination through the remaining term of this Agreement or two years following the Date of Termination.

     (f) Voluntary Termination. The Executive may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Executive voluntarily terminates his employment other than for Good Reason ("Voluntary Termination"), the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

     (g) Change in Control. In the event that the Company shall terminate the Executive's employment other than pursuant to Section 7(a), 7(b) or 7(c) hereof, or the Executive shall terminate his employment for Good Reason, within the 24 months following a Change in Control, in addition to any payments and benefits to which the Executive is entitled under Section 7(d) hereof, the Company shall (i) pay the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; plus (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which are contingent upon a Change in Control.

     While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax. The Company shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Company, the Executive shall repay to the Company, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Company shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owned by the Executive with respect to such additional amount of excise and other tax. The Company shall have the right to challenge, on the Executive's behalf, any excise tax assessment against him as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Executive and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Company.

     8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Executive during the term of this Agreement, the Company and/or the Bank (as the case may be) shall deliver to the Executive a written notice of termination, stating whether such termination constitutes Termination for Disability, Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Executive determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Executive desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

     9. NO ASSIGNMENTS.

     (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Company in the same amount and on the same terms that he would be entitled to hereunder if he terminated his employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 7(g) hereof. For purposes of implementing the provisions of this Section 9(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

     (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     10. DEFERRED PAYMENTS. If following a termination of the Executive, the aggregate payments to be made by the Company under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed $1,000,000 in any calendar year, any such amounts in excess of $1,000,000 shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed $1,000,000.


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


     11. NOTICES. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


           If to the Executive:  Sebastian J. Melluzzo
                                 At the address last appearing on the
                                 personnel records of the Executive

           If to the Company:    CitFed Bancorp, Inc.
                                 One Citizens Federal Centre
                                 Dayton, OH  45402
                                 ATTENTION:  Corporate Secretary


or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

     12. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     13. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

     16. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Company, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of his rights under Section 1(c) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     17. REIMBURSEMENT OF EXPENSES. In the event any dispute shall arise between the Executive and the Company or the Bank as to the terms or interpretation of this Agreement, including this Section 17, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 17 or in defending against any action taken by the Company or the Bank, the Company shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.



Attest:                          CITFED BANCORP, INC.

/s/  John H. Curp                /s/  Allen M. Hill
---------------------------      ----------------------------------------
                                 By:      ALLEN M. HILL
                                 Its:     Director and Chairman of the
                                           Compensation Committee



                                 EXECUTIVE

                                 /s/  Sebastian J. Melluzzo
                                 ----------------------------------------
                                 SEBASTIAN J. MELLUZZO, Individually

                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 1st day of April, 1996 (the "Commencement Date"), by and between CitFed Bancorp, Inc., a Delaware corporation having an office at One Citizens Federal Centre, Dayton, Ohio 45402 (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 9(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Company"), and WILLIAM M. VICHICH, (the "Executive").

     WHEREAS, the Executive is currently serving as the Chief Operating Office, Chief Financial Officer and Executive Vice President of the Company and the Company's wholly-owned subsidiary, Citizens Federal Bank, F.S.B. (the "Bank"); and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

     WHEREAS, the board believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

     WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1. CERTAIN DEFINITIONS.

     (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries [as herein defined], any person [as hereinabove defined] acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the consolidated group of the Company for federal income tax reporting.

     (c) The term "Date of Termination" means (i) if the Executive's employment is terminated for Disability (as hereinafter defined), 30 days after Notice of Termination is given (provided that the Executive shall not have returned to the full time performance of his duties during such 30 day period), and (ii) if the Executive's employment is terminated for Cause (as hereinafter defined) or Good Reason (as hereinafter defined) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with

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

reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay the Executive the Executive's full Company Salary (as hereinafter defined) in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans (as provided in Section 5 hereof) in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(c).

     (d) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination given in respect thereof:

     (i) a requirement that the Executive be based at any location not within 25 miles of Dayton, Ohio, or that he substantially increase his travel on Company or Bank business;
     (ii)  a material demotion of the Executive;
     (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;
     (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;
     (v) a material and extended increase in the required hours of work or the workload of the Executive;
     (vi) the failure of the Company to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 9(a) hereof; or
     (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8 hereof (and, if applicable, the requirements of Section 1(e) hereof), which purported termination shall not be effective for purposes of this Agreement.

     The Executive's right to terminate employment pursuant to this Section 1(d) shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.


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


     (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive with either the Company or the Bank, as the case may be, because of the Executive's (i) intentional misconduct and/or gross negligence that has a material adverse affect on the Company or the Bank, monetarily or otherwise, or (ii) material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive his engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     2. TERM. The term of this Agreement shall be a period of two years commencing on the Commencement Date, subject to earlier termination as provided herein.

     3. EMPLOYMENT. The Executive is employed as the Chief Operating Officer, Chief Financial Officer and Executive Vice President of the Company and/or the Bank. As such, the Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board or the Board of Directors of the Bank may prescribe from time to time. The Executive shall also render services to any Consolidated Subsidiary as requested by the Company or the Bank from time to time consistent with his executive position. The Executive shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Executive may serve on corporate or charitable boards or committees and manage personal investments, so long as such activities do not interfere materially with the performance of his responsibilities hereunder.

     4. CASH COMPENSATION.

     (a) Salary. The Company agrees to pay the Executive during the term of this Agreement a base salary, the annualized amount of which shall be not less than the annualized aggregate amount of the Executive's base salary from the Company and any Consolidated Subsidiaries in effect at the Commencement Date or as subsequently increased (the "Company Salary"). While employed, any amounts of salary actually paid to the Executive by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Executive. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Executive's Company Salary may be increased (but shall not thereafter be decreased) from time to time in accordance with the amounts of salary approved by the Board or the board of directors of any of the Consolidated Subsidiaries after the Commencement Date.

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



     (b) Bonuses. The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company and/or the Bank in all performance-based and discretionary bonuses authorized by the Board for executive officers of the Company or by the Board of Directors of the Bank for executive officers of the Bank.

     (c) Expenses. During the term of his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank.

     5. BENEFITS.

     (a) Participation in Benefit Plans. The Executive shall be entitled to participate to the same extent as executive officers of the Company and/or the Bank generally, in all plans of the Company and/or the bank relating to pension, retirement, savings, group or other life insurance, hospitalization, medical and dental coverage, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Executive shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers generally are eligible or become eligible to participate. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

     (b) Fringe Benefits. The Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including, but not limited to, supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

     6. VACATIONS; LEAVE. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Board and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board may determine in its discretion. In the event that the Executive is employed hereunder during a calendar year for less than all of that year, he shall be entitled in that year to a number of paid vacation days which shall be prorated in accordance with the number of days on which he is so employed in that year.
The Executive shall be entitled to all paid holidays given by the Company to its executive officers.


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


     7. TERMINATION OF EMPLOYMENT.

     (a) Death. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, (i) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Executive died, at the time such payments would have been due; and (ii) the Company shall pay to the Executive's estate, or such person as the Executive may have previously designated in writing, the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive died and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his death; provided that such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (b) Disability. If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of his duties hereunder for 130 consecutive business days, and within 30 days after a written Notice of Termination is given, shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate the Executive's employment hereunder for "Disability." In the event the Executive is terminated for Disability, (i) the Company shall pay to the Executive the Company Salary which was not previously paid to the Executive plus the Company Salary which he would have earned if he had continued to be employed under this Agreement for a one year term from the time the Notice of Termination for Disability is given, at the time such payments would have been due, less the amount of disability insurance payments received during such period by the Executive on account of insurance maintained by the Company or any of its Consolidated Subsidiaries for the benefit of the Executive; and (ii) the Company shall pay to the Executive the amounts of all benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Executive was terminated due to Disability and which the Executive would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Executive would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year served prior to his termination due to Disability; provided, that, such amounts shall be payable when and as ordinarily payable under the applicable plans.

     (c) Cause. In the event of Termination for Cause, the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given and the Company shall have no further obligation to the Executive under this Agreement.

     (d) Involuntary Termination. In the event that (i) the Company terminates the Executive's employment without the Executive's written consent other than pursuant to Section


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



7(a), 7(b) or 7(c) hereof, or the Executive terminates his employment for Good Reason, and (ii) the Executive offers to continue to provide services as contemplated by this Agreement and such offer is declined ("Involuntary Termination"), then, subject to Section 7(e) of this Agreement, the Company shall, during the lesser period of the Date of Termination through the remaining term of this Agreement or three years following the Date of Termination, as liquidated damages pay to the Executive monthly one-twelfth of the Company Salary at the annual rate in effect at the time the Notice of Termination is given and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Executive, based on the average amounts of such compensation earned by the Executive for the three full fiscal years preceding the Date of Termination.

     (e) Reduction of the Company's Obligations Under Section 7(d). In the event that the Executive becomes entitled to liquidated damages pursuant to
Section 7(d), the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Executive's income, if any, earned from providing services other than to the Company or the Consolidated Subsidiaries during the period of the lesser of the Date of Termination through the remaining term of this Agreement or two years following the Date of Termination.

     (f) Voluntary Termination. The Executive may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Executive voluntarily terminates his employment other than for Good Reason ("Voluntary Termination"), the Company shall pay to the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

     (g) Change in Control. In the event that the Company shall terminate the Executive's employment other than pursuant to Section 7(a), 7(b) or 7(c) hereof, or the Executive shall terminate his employment for Good Reason, within the 24 months following a Change in Control, in addition to any payments and benefits to which the Executive is entitled under Section 7(d) hereof, the Company shall (i) pay the Executive his Company Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; plus (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which are contingent upon a Change in Control.


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


     While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax. The Company shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Company, the Executive shall repay to the Company, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Company shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owned by the Executive with respect to such additional amount of excise and other tax. The Company shall have the right to challenge, on the Executive's behalf, any excise tax assessment against him as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Executive and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Company.

     8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Executive during the term of this Agreement, the Company and/or the Bank (as the case may be) shall deliver to the Executive a written notice of termination, stating whether such termination constitutes Termination for Disability, Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the

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



notice is delivered, except in the case of Termination for Cause. In the event that the Executive determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Executive desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

     9. NO ASSIGNMENTS.

     (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Company in the same amount and on the same terms that he would be entitled to hereunder if he terminated his employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 7(g) hereof. For purposes of implementing the provisions of this Section 9(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

     (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     10. DEFERRED PAYMENTS. If following a termination of the Executive, the aggregate payments to be made by the Company under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed $1,000,000 in any calendar year, any such amounts in excess of $1,000,000 shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed $1,000,000.


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


     11. NOTICES. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


      If to the Executive:       William M. Vichich
                                 At the address last appearing on the
                                 personnel records of the Executive

      If to the Company:         CitFed Bancorp, Inc.
                                 One Citizens Federal Centre
                                 Dayton, OH  45402
                                 ATTENTION:  Corporate Secretary


or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

     12. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     13. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

     16. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Company, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of his rights under Section 1(c) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     17. REIMBURSEMENT OF EXPENSES. In the event any dispute shall arise between the Executive and the Company or the Bank as to the terms or interpretation of this Agreement, including this Section 17, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 17 or in defending against

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any action taken by the Company or the Bank, the Company shall reimburse the
Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.



Attest:                         CITFED BANCORP, INC.

/s/  John H. Curp               /s/  Allen M. Hill
-----------------------------   ----------------------------------------
                                By:      ALLEN M. HILL
                                Its:     Director and Chairman of the
                                          Compensation Committee



                                EXECUTIVE

                                /s/  William M. Vichich
                                ----------------------------------------
                                WILLIAM M. VICHICH, Individually


                                     99